SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: December 17, 1998
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
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     Delaware                                                       52-1972128
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(State of Incorporation)                                     (I.R.S. Employer
                                                             Identification No.)

7485 New Horizon Way
Frederick, Maryland                                        21703
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Address of principal executive offices                  (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston Corporation which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                      Description
-----------                      -----------
         (99)                    Computational Materials
                                 prepared by Credit Suisse
                                 First Boston Corporation in
                                 connection with Norwest
                                 Asset Securities Corporation,
                                 Mortgage Pass-
                                 Through Certificates, Series 1998-31

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORWEST ASSET SECURITIES CORPORATION


December 17, 1998

                                            By:          /s/ B. David Bialzak
                                                         --------------------
                                                           B. David Bialzak
                                                           Senior Vice President

                                INDEX TO EXHIBITS


                                                                Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------

   (99)                 Computational Materials                        P
                        prepared by Credit Suisse First Boston
                        Corporation in connection with Norwest
                        Asset Securities Corporation,
                        Mortgage Pass-Through Certificates,
                        Series 1998-31